_______________________________________________________________

              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D. C.  20549
                   _________________________

                           FORM  T-1

                   STATEMENT OF ELIGIBILITY
           UNDER THE TRUST INDENTURE ACT OF 1939 OF
          A CORPORATION DESIGNATED TO ACT AS TRUSTEE
          ___________________________________________
      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
          A TRUSTEE PURSUANT TO SECTION 305(b)(2)
           ________________________________________

                   THE CHASE MANHATTAN BANK
      (Exact name of trustee as specified in its charter)


New York                                        13-4994650
(State of incorporation                   (I.R.S. employer
if not a national bank)                identification No.)

270 Park Avenue
New York, New York                                   10017
(Address of principal executive offices)        (Zip Code)

                      William H. McDavid
                        General Counsel
                        270 Park Avenue
                   New York, New York 10017
                     Tel:  (212) 270-2611
   (Name, address and telephone number of agent for service)
         ____________________________________________
                  El Paso Energy Corporation
      (Exact name of obligor as specified in its charter)

Delaware                                        76-0568816
(State or other jurisdiction of           (I.R.S. employer
incorporation or organization)         identification No.)

1001 Louisiana
 Houston, Texas                                      77002
 (Address of principal executive offices)       (Zip Code)

                    Senior Debt Securities
              (Title of the indenture securities)

                            GENERAL

Item 1.                               General Information.

     Furnish the following information as to the trustee:

     (a)Name and address of each examining or supervising authority to which it is subject.

       New York State Banking Department, State House, Albany,
New York  12110.

       Board of Governors of the Federal Reserve System,
Washington, D.C., 20551

       Federal Reserve Bank of New York, District No. 2, 33
Liberty Street, New York,
N.Y.

       Federal Deposit Insurance Corporation, Washington, D.C.,
20429.


     (b)Whether it is authorized to exercise corporate trust powers.

       Yes.


Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

       1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28,
1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

       3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

       4.   A copy of the existing By-Laws of the Trustee  (see
Exhibit  4  to  Form T-1 filed in connection with  Registration
Statement No. 333-76439, which is incorporated by reference).

      5.  Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

       7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.

                           SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 17th day of October, 2000.

                           THE CHASE MANHATTAN BANK

                           By /s/ R. Lorenzen
                              ----------------------
                              R. Lorenzen
                              Assistant Vice President


Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

       1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28,
1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

       3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

       4.   A copy of the existing By-Laws of the Trustee  (see
Exhibit  4  to  Form T-1 filed in connection with  Registration
Statement No. 333-76439, which is incorporated by reference).

      5.  Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

       7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.
                           SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 17th day of October, 2000.

                           THE CHASE MANHATTAN BANK

                               By: /s/ R. Lorenzen
                                  _______________
                                   R. Lorenzen
                                   Assistant Vice President

                    Exhibit 7 to Form T-1


                      Bank Call Notice

                   RESERVE DISTRICT NO. 2
             CONSOLIDATED REPORT OF CONDITION OF

                  The Chase Manhattan Bank
        of 270 Park Avenue, New York, New York 10017
           and Foreign and Domestic Subsidiaries,
           a member of the Federal Reserve System,

         at the close of business June 30, 2000, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


               ASSETS                              Dollar Amounts
                                                     in Millions


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin.................................. $ 15,412
  Interest-bearing balances..........................    4,593
Securities:..........................................
Held to maturity
securities...........................................      613
Available for sale
securities...........................................   57,372
Federal funds sold and securities purchased under
  agreements to resell...............................   29,490
Loans and lease financing receivables:
  Loans and leases, net of unearned income.. $142,368
  Less: Allowance for loan and lease losses.    2,227
  Less: Allocated transfer risk reserve .....       0
    Loans and leases, net of unearned income,  ------
    allowance, and reserve ........................... 140,141
Trading Assets........................................  48,079
Premises and fixed assets (including capitalized
leases)...............................................   3,447
Other real estate owned...............................      27
Investments in unconsolidated subsidiaries and
  associated companies................................     259
Customers' liability to this bank on acceptances
  outstanding.........................................     676
Intangible assets.....................................   3,994
Other assets..........................................  16,373
                                                        ------
TOTAL ASSETS..........................................$320,476
                                                      =========

                         LIABILITIES
Deposits
  In domestic offices...............................  $103,433
  Noninterest-bearing...............................   $42,054
  Interest-bearing .................................    61,379
  In foreign offices, Edge and Agreement
  subsidiaries and IBF's............................    92,486
Noninterest-bearing ......................  $5,683
  Interest-bearing ......................   86,803

Federal funds purchased and securities sold under agree-
ments to repurchase.................................    49,016
Demand notes issued to the U.S. Treasury............       750
Trading liabilities.................................    32,878
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less ....     4,298
       With a remaining maturity of more than one year
         through three years........................         0
       With a remaining maturity of more than three
         years......................................        97
Bank's liability on acceptances executed and outstanding   676
Subordinated notes and debentures...................     5,430
Other liabilities...................................    12,129

TOTAL LIABILITIES...................................   301,193

                       EQUITY CAPITAL

Perpetual preferred stock and related surplus                0
Common stock.........................................    1,211
Surplus  (exclude all surplus related to preferred
 stock)..............................................   11,066
Undivided profits and capital reserves...............    8,165
Net unrealized holding gains (losses)
on available-for-sale securities.....................   (1,175)
Accumulated net gains (losses) on cash flow hedges...        0
Cumulative foreign currency translation adjustments..       16
TOTAL EQUITY CAPITAL.................................   19,283
                                                        ______
TOTAL LIABILITIES AND EQUITY CAPITAL................. $320,476
                                                     ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                    WILLIAM B. HARRISON, JR.   )
                    JOHN R. STAFFORD           )DIRECTORS
                    M. ANTHONY BURNS           )